UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 6, 2025
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
7.625% Series C Mandatory Convertible Preferred Stock, par value $0.01 per share	HPEPRC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On March 6, 2025, Hewlett Packard Enterprise Company (“HPE”, “Hewlett Packard Enterprise”, or the “Company”) issued a press release relating to its results of operations for its fiscal quarter ended January 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.05	Costs Associated with Exit or Disposal Activities
On March 6, 2025, the Board of Directors approved a cost reduction program (the "Program") intended to reduce structural operating costs and continue advancing the Company's ongoing commitment to profitable growth. The Program is expected to be implemented through fiscal year 2026 and deliver gross savings of approximately $350 million by fiscal year 2027 through reductions in the Company's workforce.

In order to achieve this level of cost savings, HPE estimates cash charges of approximately $350 million over the next two years in connection with the Program, with approximately $250 million to be incurred in fiscal year 2025, and the remaining $100 million to be incurred in the fiscal year 2026.

The estimates of the duration of the Program, the charges and expenditures that we expect to incur in connection therewith, and the timing thereof are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, we may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Program.

Item 7.01	Regulation FD Disclosure.
HPE is also announcing a quarterly dividend of $0.13 per share, the second in Hewlett Packard Enterprise's fiscal year 2025, payable on or about April 18, 2025, to stockholders of record as of the close of business on March 21, 2025. Each quarterly dividend must be declared by the Board of Directors out of legally available sources prior to payment.

Forward-looking statements.
This Form 8-K and the press release furnished herewith contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries ("Hewlett Packard Enterprise") may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words "believe," "expect," "anticipate," "guide," "optimistic," "intend," "aim," "will," "estimate," "may," "could," "should" and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections, estimations, or expectations of addressable markets and their sizes, revenue (including annualized revenue run rate), margins, expenses (including stock-based compensation expenses), investments, effective tax rates, interest rates, the impact of tax law changes and related guidance and regulations, net earnings, net earnings per share, cash flows, liquidity and capital resources, inventory, order backlog, share repurchases, currency exchange rates, repayments of debts (including our asset-backed debt securities), or other financial items; recent amendments to accounting guidance and any related potential impacts on our financial reporting; any projections or estimations of orders, including as-a-service orders; any projections of the amount, timing, or impact of cost savings or restructuring charges; any statements of the plans, strategies, and objectives of management for future operations, as well as the execution and consummation of cost reduction programs, corporate transactions or contemplated acquisitions (including our proposed acquisition of Juniper Networks, Inc.) and dispositions (including disposition of our H3C shares and the receipt of proceeds therefrom), research and development expenditures, and any resulting benefit, cost savings, charges, or revenue or profitability improvements; any statements concerning the expected development, performance, market share, or competitive performance relating to products or services; any statements concerning technological and market trends, the pace of technological innovation, and adoption of new technologies, including artificial intelligence-related and other products and services offered by Hewlett Packard Enterprise; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and our financial performance, and access to liquidity, and our actions to mitigate such impacts to our business; any statements regarding future regulatory trends and the resulting legal and reputational exposure, including but not limited to those relating to environmental, social, and governance, cybersecurity, data privacy, and artificial intelligence issues, among others; any statements regarding pending investigations, claims, or disputes, including but not limited to the litigation enjoining the closing of the proposed acquisition of Juniper Networks, Inc.; any statements of expectation or belief, including those relating to future guidance and the financial performance of Hewlett Packard Enterprise; and any statements of assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise's businesses; the competitive pressures faced by Hewlett Packard Enterprise's businesses; risks associated with executing Hewlett Packard Enterprise's strategy; the impact of macroeconomic and geopolitical trends and events, including but not limited to heightened global trade restrictions, the use and development of artificial intelligence, the inflationary environment (though easing), the ongoing conflicts between Russia and Ukraine and in the Middle East, and the relationship between China and the U.S.; the need to effectively manage third-party suppliers and distribute Hewlett Packard Enterprise's products and services; the protection of Hewlett Packard Enterprise's intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with Hewlett Packard Enterprise's international operations (including from public health crises, such as pandemics or epidemics, and geopolitical events, such as those mentioned above); the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution of Hewlett Packard Enterprise’s transformation and mix shift of its portfolio of offerings, the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients, and partners, including any impact thereon resulting from macroeconomic or geopolitical events such as those mentioned above; the prospect of a shutdown of the U.S. federal government or dramatic shifts in public sector staffing and resources; the hiring and retention of key employees; the execution, consummation, integration and other risks associated with business combination, disposition, and investment transactions, including but not limited to the risks associated with the disposition of H3C shares and the receipt of proceeds therefrom and completion of our proposed acquisition of Juniper Networks, Inc. and our ability to integrate and implement our plans, forecasts, and other expectations with respect to the consolidated business; the execution, timing, and results of any cost reduction programs, including estimates and assumptions related to the costs and anticipated benefits of implementing such plans; the impact of changes to privacy, cybersecurity, environmental, global trade, and other governmental regulations; changes in our product, lease, intellectual property, or real estate portfolio; the payment or non-payment of a dividend for any period; the efficacy of using non-GAAP, rather than GAAP, financial measures in business projections and planning; the judgments required in connection with determining revenue recognition; impact of company policies and related compliance; utility of segment realignments; allowances for recovery of receivables and warranty obligations; provisions for, and resolution of pending investigations, claims, and disputes, including but not limited to the litigation enjoining the closing of the proposed acquisition of Juniper Networks, Inc.; the impacts of legal and regulatory changes; and other risks that are described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and in other filings made by Hewlett Packard Enterprise from time to time with the Securities and Exchange Commission. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Hewlett Packard Enterprise Company Press Release, dated March 6, 2025 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: March 6, 2025	By:	/s/ David Antczak
	Name:	David Antczak
	Title:	Senior Vice President, General Counsel and Corporate Secretary